UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2008
U.S. GLOBAL INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370

(State of other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas		78229

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On September 10, 2008, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for its fiscal year ended June 30, 2008. A copy of the press release is attached and being furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
     Exhibit 99.1 — Press Release issued by U.S. Global Investors, Inc. dated September 10, 2008, reporting earnings and other financial results for the fourth quarter and fiscal year ended June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.
By:	/s/Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer

Dated: September 11, 2008